Q4 2018 Earnings February 2019 www.TrueBlue.com

Forward-looking statements

# Results and strategy overview

## FY 2018

### Revenue progress

- Total revenue flat, or +1% organic excluding Amazon and PlaneTechs[1]
- PeopleReady (largest segment) returned to growth
- PeopleScout (highest margin segment) grew double digit
- PeopleManagement (lowest margin segment) declined, primarily due to the loss of Amazon and the PlaneTechs divestiture

### Strong EPS results

- EPS +22% and adjusted EPS +31%[1]
- Third consecutive year of gross margin expansion

### Strategic progress & capital return

- JobStack™ – 3 million dispatches in 2018
- Affinix™ – Successfully launched industry leading technology
- TMP acquisition – UK RPO business accelerates global competitiveness
- PlaneTechs divestiture – concentrates focus on more profitable, higher growth markets
- $35M of stock repurchased; $58M remaining under current authorization

## Q4 2018

### Revenue in-line with company outlook

- Total revenue -3% v. outlook of -4% to -2%
- Organic revenue growth flat excluding Amazon and PlaneTechs

### EPS in-line with company outlook

- EPS of $0.37 v. outlook of $0.34 to $0.41
- EPS -8% and adjusted EPS +20%
- Twelfth consecutive quarter of gross margin expansion (+150 bps)

### Strategic progress & capital return

- JobStack – 872,000 dispatches in Q4
- Affinix – won award for Best Advance in RPO Technology[2]
- $10M of stock repurchased

[1] See the appendix to this presentation and "Financial Information" in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.
[2] In Dec. 2018, Affinix won the gold award in the Brandon Hall Group's 2018 Human Capital Management (HCM) Excellence Awards program in the "Best Advance in Recruitment Process Outsourcing (RPO) Technology" category.

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Financial summary Amounts in millions, except per share data FY 2018 % Change Q4 2018 % Change Flat -3% Revenue $2,499 (1% organic ex-Amazon $650 (Flat organic ex-Amazon and PlaneTechs) and PlaneTechs) Net Income $65.8 19% $14.9 -9% Net Income Per Diluted Share $1.63 22% $0.37 -8% Adjusted Net Income1 $91.9 28% $24.3 16% Adj. Net Income Per Diluted Share $2.28 31% $0.61 20% Adjusted EBITDA1 $128.9 3% $32.8 -8% Adjusted EBITDA Margin 5.2% 20 bps 5.0% -30 bps 1 See the appendix to this presentation and “Financial Information” in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

Gross margin and SG&A bridges 1.2% 0.2% 26.5% 25.1% Gross Margin Q4 2017 Staffing1 RPO Q4 2018 Amounts in millions $5 $5 $4 $145 $1 SG&A $133 Q4 2017 Adjusted EBITDA TMP PlaneTechs Core business Q4 2018 exclusions 2 (acquired) (divested) Figures may not sum due to rounding. 1 Margin improvement primarily due to improvements in workers’ compensation expense and payroll taxes. 2 Adjusted EBITDA further excludes from EBITDA Work Opportunity Tax Credit third-party processing fees, acquisition/integration costs and other costs. See the appendix to this presentation and “Financial Information” in the investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

# Q4 2018 results by segment

| Amounts in millions | PeopleReady | PeopleManagement | PeopleScout |
|---|---|---|---|
| Revenue | $399 | $184 | $67 |
| % Growth | 2% | -18%<br>(-4% ex-Amazon and PlaneTechs) | 31%<br>(6% organic) |
| Segment Profit[1] | $22 | $5 | $12 |
| % Growth | 4% | -40% | 14% |
| % Margin<br>Change | 5.5%<br>10 bps | 2.8%<br>-100 bps | 17.5%<br>-280 bps |
| Notes: | • Revenue headwind of approximately $9M (-2% growth) from previously disclosed energy business peak in Q4 2017 | • Revenue decline primarily due to loss of Amazon Canadian business in Q3 2018 and divestiture of PlaneTechs in Q1 2018<br>• Segment profit headwind of approximately $3M (-32% growth) from Amazon loss and PlaneTechs divestiture | • Margin compression due to TMP acquisition (as part of their business, TMP purchases recruitment media for clients and the pass-through nature of these costs creates margin dilution) |

[1] We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes goodwill and intangible impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest, other income and expense, income taxes, and costs not considered to be ongoing costs of the segment. Segment profit is comparable to segment adjusted EBITDA amounts reported in prior years.

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# Segment strategy highlights

## peopleready (A TrueBlue Company)

- 15%+ potential operating margin on incremental revenue
- JobStack creating favorable differentiation with clients and associates
- >30% of all orders now filled by JobStack

## peoplemanagement (A TrueBlue Division)

- Attractive on-site solution
- Perfect fit for larger clients with longer-duration / strategic need for contingent workers
- Strength in the e-commerce vertical
- Focused on new client wins and margin expansion

## peoplescout (A TrueBlue Company)

- Compelling value proposition with attractive margins
- Global RPO market experiencing strong growth
- Leverage TMP acquisition to compete on global opportunities
- Industry leading proprietary technology – rolling out Affinix, a next-generation HR tool

Boost shareholder returns through share repurchase

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# Transforming our business for a digital future

## JobStack™



peopleready
A TRUEBLUE COMPANY

Mobile app that algorithmically connects workers with jobs

- Competitive differentiation enhances client and worker loyalty
- 4.6 stars in iOS app store (worker app)
- >30% of all orders now filled by JobStack

http://www.peopleready.com/jobstack/


EVERGREEN CO.
affinix™
BY PEOPLESCOUT

Industry leading platform for sourcing, screening and delivering a permanent workforce

- Driving value via higher candidate satisfaction, faster conversion rates, reduced time to fill and client scalability
- Winner of the 2018 HRO Today TekTonic Award for Candidate Experience
- Winner of the 2018 Brandon Hall Award for Best Advance in RPO Technology

https://www.peoplescout.com/affinix/

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Strong balance sheet and return of capital Total Debt Debt to Total Capital1 Amounts in millions Net Debt Cash $138 $119 $35 $29 $80 21% 18% $103 $90 $47 12% $33 2016 2017 2018 2016 2017 2018 Liquidity Share Repurchase % of Free Cash Flow2 Amounts in millions Borrowing Availability Cash $260 $47 $171 $146 $35 47% $29 $213 32% $136 $117 2% 2016 2017 2018 2016 2017 2018 Note: Balances as of fiscal period end. 1 Calculated as total debt divided by the sum of total debt plus shareholders’ equity. 2 Free cash flow calculated as net cash provided by operating activities less capital expenditures. See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

# 2019 outlook

Amounts in millions, except per share data

Q1 2019 Outlook

| | Key Messages | Revenue | Adj. EBITDA / Segment Profit |
|---|---|---|---|
| Total | • Increased demand for PeopleReady offset by other revenue and pricing headwinds<br>o PeopleReady – accelerating demand; strength in small business revenue (65% of revenue)<br>o PeopleManagment – retail headwinds impacting near-term revenue and profitability<br>o PeopleScout – solid new logo wins but scope expansions lag; two client headwinds<br>• Despite near term headwinds, planning for top and bottom-line growth during 2019 | $552 to $569<br>0% to 3% growth<br>-3% to 0% organic | $15 to $17<br>-24% to -13% growth |
| PeopleReady | • Revenue growth accelerating from 2% in Q4 2018<br>• $4M of revenue headwind from weather in Q1 2019 | $326 to $334<br>3% to 5% growth | $9 to $10<br>-8% to 5% growth |
| People-Management | • Active revenue pipeline; slow conversion in Q1 2019<br>• Retail headwind due to loss of Amazon Canadian business effective Sept. 1, 2018 and volume / price reduction at another retail client<br>• PlaneTechs headwind due to divestiture in mid-March 2018 (no headwind after Q1 2019) | $161 to $167<br>-12% to -9% growth | $2 to $3<br>-56% to -49% growth |
| PeopleScout | • 2019 book of business was well stocked with 2018 new logo wins, but slow start in scope expansions weighing on growth<br>• Client headwinds due to one lost client that was acquired and less volume / lower margins on a large account (re-priced to reflect multi-year arrangement) | $65 to $68<br>20% to 27% growth<br>-5% to 0% organic | $9 to $11<br>-22% to -12% growth |

| Total | Outlook | Notes |
|---|---|---|
| Net income per diluted share | $0.07 to $0.11 | • Assumes an effective income tax rate of 14%<br>• $2.5M of add-backs related to WOTC fees, integration and acquisition costs, implementation costs for cloud-based systems and SaaS amortization<br>• Assumes diluted weighted average shares outstanding of 39.8 million |
| Adjusted net income per diluted share | $0.22 to $0.27 | |
| Capital expenditures | $4 | |

[1] Figures may not sum to consolidated totals due to rounding.

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# Select 2019 outlook information

Amounts in millions

PeopleManagement

- Retail headwind due to loss of Amazon Canadian business effective Sept. 1, 2018 and volume / price reduction at another retail client
- PlaneTechs headwind due to divestiture in mid-March 2018 (no headwind after Q1 2019)

| | YoY Revenue Headwind | | | | | YoY Segment Profit Headwind | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | Q3 | Q4 | FY |
| Retail (Amazon)<br>% Growth Impact (PM / TrueBlue) | $12<br>(-6% / -2%) | $6<br>(-3% / -1%) | $6<br>(-3% / -1%) | n/a | $24<br>(-3% / -1%) | $1.4<br>(-25% / -7%) | $0.7<br>(-14% / -2%) | $0.6<br>(-10% / -1%) | n/a | $2.6<br>(-12% / -2%) |
| Retail (Other client)<br>% Growth Impact (PM / TrueBlue) | $6<br>(-3% / -1%) | $5<br>(-3% / -1%) | $3<br>(-2% / n/a) | $1<br>(-1% / n/a) | $15<br>(-2% / -1%) | $1.6<br>(-29% / -8%) | $1.5<br>(-32% / -4%) | $0.9<br>(-15% / -2%) | $0.3<br>(-6% / -1%) | $4.3<br>(-20% / -3%) |
| PlaneTechs<br>% Growth Impact (PM / TrueBlue) | $8<br>(-4% / -1%) | n/a | n/a | n/a | $8<br>(-1% / n/a) | n/a | n/a | n/a | n/a | n/a |
| Total<br>% Growth Impact (PM / TrueBlue) | $25<br>(-14% / -5%) | $12<br>(-6% / -2%) | $9<br>(-5% / -1%) | $1<br>(-1% / n/a) | $47<br>(-6% / -2%) | $3.0<br>(-53% / -16%) | $2.1<br>(-46% / -6%) | $1.5<br>(-24% / -3%) | $0.2<br>(-4% / -1%) | $6.9<br>(-32% / -5%) |

PeopleScout

- Client headwinds due to one lost client that was acquired and less volume / lower margins on a large account (re-priced to reflect multi-year arrangement)

| | YoY Revenue Headwind | | | | | YoY Segment Profit Headwind | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | Q3 | Q4 | FY |
| Total<br>% Growth Impact (PS / TrueBlue) | $2<br>(-3% / -0%) | $3<br>(-5% / -0%) | $6<br>(-8% / -1%) | $5<br>(-7% / -1%) | $15<br>(-6% / -1%) | $1.8<br>(-15% / -9%) | $2.3<br>(-20% / -7%) | $4.1<br>(-33% / -10%) | $3.1<br>(-27% / -10%) | $11.4<br>(-24% / -9%) |

Note: Figures may not sum to consolidated totals due to rounding.

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NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non- GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and EBITDA excludes from net income: - Enhances comparability on a consistent basis and provides investors with Adjusted EBITDA - interest and other income (expense), net, useful insight into the underlying trends of the business. - income taxes, and - depreciation and amortization. - Used by management to assess performance and effectiveness of our business strategies. Adjusted EBITDA, further excludes: - Work Opportunity Tax Credit third-party processing fees, - Provides a measure, among others, used in the determination of incentive - acquisition/integration costs and compensation for management. - other costs. Adjusted net income and Net income and net income per diluted share, excluding: - Enhances comparability on a consistent basis and provides investors with Adjusted net income, per - gain on divestiture, useful insight into the underlying trends of the business. diluted share - amortization of intangibles of acquired businesses, as well as accretion expense related to acquisition earn-out, - Used by management to assess performance and effectiveness of our - acquisition/integration costs, business strategies. - other costs, - tax effect of each adjustment to U.S. GAAP net income, and - adjust income taxes to the expected effective tax rate. Organic revenue Revenue from services excluding acquired entity revenue. - Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. - Used by management to assess performance and effectiveness of our business strategies. Free cash flow Net cash provided by operating activities, minus cash purchases for property and - Used by management to assess cash flows. equipment. 14

# 1. RECONCILIATION OF U.S. GAAP NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME, PER DILUTED SHARE (Unaudited)

| (in thousands, except for per share data) | Q4 2018<br>13 Weeks Ended<br>Dec 30, 2018 | Q4 2017<br>13 Weeks Ended<br>Dec 31, 2017 | Q1 2019 Outlook*<br>13 Weeks Ended<br>Mar 31, 2019 |
|---|---|---|---|
| Net income | $ 14,887 | $ 16,427 | $ 2,700 — $ 4,400 |
| Amortization of intangible assets of acquired businesses (2) | 5,162 | 5,331 | 5,000 |
| Acquisition/integration costs (3) | 989 | — | 700 |
| Other costs (4) | 4,333 | 162 | 1,600 |
| Tax effect of adjustments to net income (5) | (1,468) | (1,538) | (1,000) |
| Adjustment of income taxes to normalized effective rate (6) | 357 | 574 | — |
| Adjusted net income | $ 24,260 | $ 20,956 | $ 8,900 — $ 10,600 |
| * Totals may not sum due to rounding | | | |
| Adjusted net income, per diluted share | $ 0.61 | $ 0.51 | $ 0.22 — $ 0.27 |
| Diluted weighted average shares outstanding | 39,926 | 40,856 | 39,800 |

| (in thousands, except for per share data) | 2018<br>52 Weeks Ended<br>Dec 30, 2018 | 2017<br>52 Weeks Ended<br>Dec 31, 2017 |
|---|---|---|
| Net income | $ 65,754 | $ 55,456 |
| Gain on divestiture (1) | (718) | — |
| Amortization of intangible assets of acquired businesses (2) | 20,750 | 22,290 |
| Acquisition/integration costs (3) | 2,672 | — |
| Other costs (4) | 10,317 | 162 |
| Tax effect of adjustments to net income (5) | (5,074) | (6,287) |
| Adjustment of income taxes to normalized effective rate (6) | (1,843) | 380 |
| Adjusted net income | $ 91,858 | $ 72,001 |
| Adjusted net income, per diluted share | $ 2.28 | $ 1.74 |
| Diluted weighted average shares outstanding | 40,275 | 41,441 |

See the last slide of the appendix for footnotes.

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2. RECONCILIATION OF U.S. GAAP NET INCOME TO EBITDA AND ADJUSTED EBITDA (Unaudited) Q4 2018 Q4 2017 Q1 2019 Outlook* 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended (in thousands) Dec 30, 2018 Dec 31, 2017 Mar 31, 2019 Net income $ 14,887 $ 16,427 $ 2,700 — $ 4,400 Income tax expense 2,839 7,185 400 — 700 Interest and other (income) expense, net (848) 24 (600) Depreciation and amortization 10,272 11,465 9,800 EBITDA 27,150 35,101 12,300 — 14,300 Work Opportunity Tax Credit processing fees (7) 285 337 200 Acquisition/integration costs (3) 989 — 700 Other costs (4) 4,333 162 1,600 Adjusted EBITDA $ 32,757 $ 35,600 $ 14,800 — $ 16,800 * Totals may not sum due to rounding 2018 2017 52 Weeks Ended 52 Weeks Ended (in thousands) Dec 30, 2018 Dec 31, 2017 Net income $ 65,754 $ 55,456 Income tax expense 9,909 22,094 Interest and other (income) expense, net (1,744) 14 Depreciation and amortization 41,049 46,115 EBITDA 114,968 123,679 Work Opportunity Tax Credit processing fees (7) 985 805 Acquisition/integration costs (3) 2,672 — Other costs (4) 10,317 162 Adjusted EBITDA $ 128,942 $ 124,646 See the last slide of the appendix for footnotes. 16

3. RECONCILIATION OF U.S. GAAP REVENUE TO ORGANIC REVENUE (Unaudited) Total Company Q4 2018 Q4 2017 2018 2017 13 Weeks Ended 13 Weeks Ended 52 Weeks Ended 52 Weeks Ended (in thousands) Dec 30, 2018 Dec 31, 2017 Dec 30, 2018 Dec 31, 2017 Revenue from services $ 650,147 $ 669,625 $ 2,499,207 $ 2,508,771 Acquired entity revenue (3) (13,075) — (30,958) — Organic revenue 637,072 669,625 2,468,249 2,508,771 Amazon revenue (8) (205) (24,052) (23,941) (53,435) PlaneTechs revenue (9) — (10,405) (8,005) (44,327) Organic revenue excluding Amazon and PlaneTechs $ 636,867 $ 635,168 $ 2,436,303 $ 2,411,009 Segments PeopleScout PeopleManagement Q4 2018 Q4 2017 Q4 2018 Q4 2017 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended 13 Weeks Ended (in thousands) Dec 30, 2018 Dec 31, 2017 Dec 30, 2018 Dec 31, 2017 Revenue from services 66,707 50,731 184,324 225,865 Acquired entity revenue (3) (13,075) — — — Organic revenue 53,632 50,731 184,324 225,865 Amazon revenue (8) — — (205) (24,052) PlaneTechs revenue (9) — — — (10,405) Organic revenue excluding Amazon and PlaneTechs $ 53,632 $ 50,731 $ 184,119 $ 191,408 See the last slide of the appendix for footnotes. 17

# 4. RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOWS (Unaudited)

| | 2018 | 2017 | 2016 | 2015 |
|---|---|---|---|---|
| | 52 Weeks Ended | 52 Weeks Ended | 53 Weeks Ended | 52 Weeks Ended |
| (in thousands) | Dec 30, 2018 | Dec 31, 2017 | Jan 1, 2017 | Dec 25, 2015 |
| Net cash provided by operating activities | $ 125,692 | $ 100,134 | $ 260,703 | $ 72,072 |
| Capital expenditures | (17,054) | (21,958) | (29,042) | (18,394) |
| Free cash flows | $ 108,638 | $ 78,176 | $ 231,661 | $ 53,678 |

Footnotes:

1. Gain on the divestiture of our PlaneTechs business sold mid-March 2018.
2. Amortization of intangible assets of acquired businesses, as well as accretion expense related to the SIMOS acquisition earn-out for 2017.
3. Acquisition/integration costs and acquired entity revenue relate to the acquisition of TMP Holdings LTD completed on June 12, 2018.
4. Other costs for the 13 weeks and 52 weeks ended December 30, 2018 include implementation costs for cloud-based systems of $2.2 million and $6.7 million, respectively, and accelerated vesting of stock associated with the CEO transition of $2.1 million and $3.6 million, respectively. Other costs for the 13 weeks and 52 weeks ended December 31, 2017 include a workforce reduction charge of $2.5 million primarily associated with employee reductions in the PeopleReady business, offset by $2.3 million of workers' compensation benefit. The workers' compensation benefit is associated with the favorable settlement of insurance coverage associated with a former insurance company and other items not considered part of our core operations. Other costs for the 13 weeks ended March 31, 2019 include anticipated implementation costs for cloud-based systems of $1.3 million and amortization expense associated with software as a service assets of $0.3 million.
5. Total tax effect of each of the adjustments to U.S. GAAP net income using the expected ongoing rate of 14 percent for 2018, due to the enacted U.S. Tax Cuts and Jobs Act, and 28 percent for 2017.
6. Adjustment of the effective income tax rate to the expected ongoing rate of 14 percent for 2018, due to the enacted U.S. Tax Cuts and Jobs Act, and 28 percent for 2017.
7. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates.
8. Loss of Amazon Canadian business effective September 1, 2018.
9. PlaneTechs business sold mid-March 2018.

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